United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2008

ALLOY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26023	04-3310676
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 West 26th Street, 11th Floor

New York, NY 10001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 244-4307

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 5, 2008, Alloy, Inc. issued a press release announcing its financial results for the first fiscal quarter ended April 30, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01 – OTHER EVENTS

In the Company’s Form 10-K for the fiscal year ending January 31, 2008, the Company identified a risk that it would not be able to file registration statements for the registration of securities until 2009, based on an accounting comment from the Staff of the SEC due to the Company’s inability to file financial statements in connection with the Company’s previously reported Channel One acquisition. This issue has been resolved in favor of the Company, with the conclusion that the Company does not need to provide separate financial statements or pro forma financial statements in connection with the Channel One acquisition. Therefore, there is no impediment to the Company filing a registration statement for the sale of its securities or for the resale of securities issued by the Company based on the Channel One acquisition.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release dated June 5, 2008 announcing financial results for the first fiscal quarter ended April 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOY, INC.

Date: June 5, 2008	/S/ MATTHEW C. DIAMOND
Matthew C. Diamond
Chairman of the Board and Chief
Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

(d)	Exhibits.

99.1	Press Release dated June 5, 2008 announcing financial results for the first fiscal quarter ended April 30, 2008.